SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 April 19, 2004
                                 --------------


                                   FNB BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


               000-49693                                92-2115369
        (Commission File Number)                      (IRS Employer
                                                    Identification No.)


   975 El Camino Real, South San Francisco, California       94080
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800

Item 5. Other Events and Regulation FD Disclosure

        On April 19, 2004, FNB Bancorp (the holding company for First National Bank of Northern California), announced that its Board of Directors has declared a quarterly cash dividend of twelve cents per share on the Company's Common Stock totaling $302,571.72. The dividend is payable on May 14, 2004 to shareholders of record as of April 30, 2004. A copy of the news release dated April 19, 2004 announcing the declaration of the dividend is attached hereto as
Exhibit 99.20 and is incorporated here by reference.

Item 7. Financial Statements and Exhibits.

        99.20 News release dated April 19, 2004 announcing the cash dividend payable May 14, 2004..



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FNB BANCORP  (Registrant)


 Dated:  April 20, 2004.                 By: /s/ JAMES B. RAMSEY
                                             ----------------------------------
                                             James B. Ramsey
                                             Senior Vice President and
                                             Chief Financial Officer

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